Power of Attorney

I, Virginia G. Breen, the undersigned Director of O'Connor Fund of Funds:  Event LLC (the "Fund"), hereby authorize each of William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Virginia G. Breen
       Name:  Virginia G. Breen
       Title:    Director

Dated as of April 18, 2012

Power of Attorney

I, Meyer Feldberg, the undersigned Director of O'Connor Fund of Funds:  Event LLC (the "Fund"), hereby authorize each of William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Meyer Feldberg
       Name:  Meyer Feldberg
       Title:    Director

Dated as of April 11, 2012

Power of Attorney

I, George W. Gowen, the undersigned Director of O'Connor Fund of Funds:  Event LLC (the "Fund"), hereby authorize each of William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ George W. Gowen
       Name:  George W. Gowen
       Title:    Director

Dated as of April 18, 2012

Power of Attorney

I, Stephen H. Penman, the undersigned Director of O'Connor Fund of Funds:  Event LLC (the "Fund"), hereby authorize each of William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Stephen H. Penman
       Name:  Stephen H. Penman
       Title:    Director

Dated as of April 10, 2012